                                        ASSIGNMENT AND ASSUMPTION AGREEMENT

                  ASSIGNMENT  AND  ASSUMPTION  AGREEMENT,  dated  February 27,  2007,  between  Residential  Funding
Company,  LLC, a Delaware  limited  liability  company  ("RFC"),  and Residential  Accredit Loans,  Inc., a Delaware
corporation (the "Company").

                                                      Recitals

                  A. RFC has entered into contracts  ("Seller  Contracts") with various  seller/servicers,  pursuant to which such seller/servicers sell to RFC mortgage loans.

                  B. The Company wishes to purchase from RFC certain  Mortgage Loans (as  hereinafter  defined) sold to RFC pursuant to the Seller Contracts.

                  C. The Company,  RFC, as master  servicer,  and Deutsche Bank Trust Company  Americas,  as trustee
(the  "Trustee"),  are entering into a Series  Supplement,  dated as of February 1, 2007 (the "Series  Supplement"), and the  Standard  Terms of Pooling  and  Servicing  Agreement,  dated as of  December  1, 2006  (collectively,  the
"Pooling  and  Servicing  Agreement"),  pursuant  to which  the  Company  proposes  to issue  Mortgage  Asset-Backed
Pass-Through  Certificates,  Series 2007-QH2 (the "Certificates")  consisting of fifteen classes designated as Class
A-1, Class A-2, Class A-3, Class R-I, Class R-II,  Class R-III,  Class R-X,  Class M-1,  Class M-2, Class M-3, Class
M-4, Class M-5, Class M-6, Class M-7 and Class SB  Certificates  representing  beneficial  ownership  interests in a trust fund  consisting  primarily of a pool of mortgage  loans  identified  in Exhibit One to the Series  Supplement
(the "Mortgage Loans").

                  D. In  connection  with the  purchase of the Mortgage  Loans,  the Company will assign to RFC a de minimis portion of the Class R-I, Class R-II and Class R-III Certificates.

                  E. In  connection  with the purchase of the Mortgage  Loans and the issuance of the  Certificates,
RFC wishes to make certain representations and warranties to the Company.

                  F. The Company and RFC intend that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the Mortgage Loans pursuant to this  Agreement  shall  constitute a purchase and sale and not a loan.

                  NOW THEREFORE,  in consideration of the recitals and the mutual promises herein and other good and valuable consideration, the parties agree as follows:

                  1.       All  capitalized  terms used but not  defined  herein  shall have the  meanings  assigned thereto in the Pooling and Servicing Agreement.

                  2.       Concurrently  with the execution and delivery  hereof,  RFC hereby assigns to the Company without  recourse  all of its right,  title and interest in and to the Mortgage  Loans,  including  all interest and principal  received  on or with  respect to the  Mortgage  Loans after  February  1, 2007  (other  than  payments of principal  and  interest  due on the  Mortgage  Loans on or before  February  1,  2007).  In  consideration  of such assignment,  RFC or its designee  will receive from the Company in  immediately  available  funds an amount equal to
$360,204,019.32  and a de minimis portion of the Class R-I, Class R-II and Class R-III  Certificates.  In connection with such assignment and at the Company's  direction,  RFC has in respect of each Mortgage Loan endorsed the related
Mortgage  Note (other than any Destroyed  Mortgage  Note) to the order of the Trustee and delivered an assignment of mortgage in recordable form to the Trustee or its agent.

         RFC and the Company  agree that the sale of each Pledged Asset Loan  pursuant to this  Agreement  will also constitute  the  assignment,  sale,  setting-over,  transfer and  conveyance to the Company,  without  recourse (but subject  to  RFC's  covenants,  representations  and  warranties  specifically  provided  herein),  of all of  RFC's obligations  and all of RFC's  right,  title and  interest  in, to and under,  whether  now  existing  or  hereafter acquired as owner of such Pledged Asset Loan with respect to any and all money,  securities,  security entitlements, accounts,  general  intangibles,  payment intangibles,  instruments,  documents,  deposit accounts,  certificates of deposit,  commodities  contracts,  and other investment  property and other property of whatever kind or description consisting of, arising from or related,  (i) the Credit Support Pledge  Agreement,  the Funding and Pledge Agreement
among the Mortgagor or other Person pledging the related Pledged Assets (the  "Customer"),  Combined  Collateral LLC
and National Financial Services  Corporation,  and the Additional  Collateral  Agreement between GMAC Mortgage,  LLC and the Customer (collectively,  the "Assigned Contracts"),  (ii) all rights, powers and remedies of RFC as owner of such Pledged  Asset Loan under or in  connection  with the Assigned  Contracts,  whether  arising under the terms of such Assigned  Contracts,  by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection  with the Assigned  Contracts,  including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent,  approval or waiver thereunder,  (iii)
the Pledged  Amounts and all money,  securities,  security  entitlements,  accounts,  general  intangibles,  payment intangibles,  instruments,  documents,  deposit accounts,  certificates of deposit, commodities contracts, and other investment  property and other  property of whatever kind or description  and all cash and non-cash  proceeds of the sale, exchange,  or redemption of, and all stock or conversion rights,  rights to subscribe,  liquidation  dividends or preferences,  stock dividends, rights to interest, dividends,  earnings, income, rents, issues, profits, interest payments or other  distributions  of cash or other  property that secures a Pledged Asset Loan,  (iv) all documents, books and records  concerning  the  foregoing  (including  all computer  programs,  tapes,  disks and related  items containing  any such  information)  and (v) all insurance  proceeds  (including  proceeds  from the Federal  Deposit
Insurance  Corporation or the Securities Investor  Protection  Corporation or any other insurance company) of any of the  foregoing  or  replacements  thereof or  substitutions  therefor,  proceeds  of  proceeds  and the  conversion, voluntary or  involuntary,  of any thereof.  The  foregoing  transfer,  sale,  assignment  and  conveyance  does not constitute  and is not intended to result in the creation,  or an assumption  by the Company,  of any  obligation of
RFC, or any other  Person in  connection  with the Pledged  Assets or under any  agreement  or  instrument  relating thereto, including any obligation to the Mortgagor, other than as owner of the Pledged Asset Loan.

         The Company and RFC intend that the  conveyance by RFC to the Company of all its right,  title and interest in and to the  Mortgage  Loans  pursuant to this  Section 2 shall be, and be  construed  as, a sale of the  Mortgage
Loans by RFC to the Company.  It is,  further,  not intended  that such  conveyance  be deemed to be a pledge of the
Mortgage Loans by RFC to the Company to secure a debt or other  obligation of RFC.  Nonetheless,  (a) this Agreement is  intended  to be and  hereby is a security  agreement  within the  meaning of  Articles 8 and 9 of the  Minnesota
Uniform  Commercial Code and the Uniform  Commercial Code of any other applicable  jurisdiction;  (b) the conveyance provided  for in this  Section  shall be deemed to be, and  hereby  is, a grant by RFC to the  Company of a security interest in all of RFC's right, title and interest,  whether now owned or hereafter acquired,  in and to any and all
general  intangibles,  payment  intangibles,  accounts,  chattel  paper,  instruments,   documents,  money,  deposit
accounts,  certificates of deposit,  goods, letters of credit,  advices of credit and investment property consisting of, arising from or relating to any of the following:  (A) the  Mortgage Loans,  including  (i) with respect to each
Cooperative  Loan, the related  Mortgage Note,  Security  Agreement,  Assignment of Proprietary  Lease,  Cooperative
Stock  Certificate,  Cooperative  Lease, any insurance policies and all other documents in the related Mortgage File and  (ii) with  respect to each  Mortgage  Loan other than a  Cooperative  Loan,  the  related  Mortgage  Note,  the
Mortgage,  any insurance  policies and all other  documents in the related  Mortgage File,  (B) all monies due or to become due  pursuant  to the  Mortgage  Loans in  accordance  with the terms  thereof  and  (C) all  proceeds of the conversion,  voluntary or  involuntary,  of the foregoing  into cash,  instruments,  securities  or other  property, including  without  limitation  all amounts  from time to time held or invested  in the  Certificate  Account or the
Custodial Account,  whether in the form of cash,  instruments,  securities or other property;  (c) the possession by the Trustee,  the  Custodian or any other agent of the Trustee of Mortgage  Notes or such other items of property as constitute  instruments,  money,  payment intangibles,  negotiable  documents,  goods, deposit accounts,  letters of credit,  advices of credit,  investment  property or chattel paper shall be deemed to be  "possession by the secured party," or possession by a purchaser or a person  designated by such secured  party,  for purposes of perfecting the security  interest pursuant to the Minnesota  Uniform  Commercial Code and the Uniform  Commercial Code of any other
applicable   jurisdiction   (including,   without  limitation,   Sections  8-106,  9-313  and  9-106  thereof);  and
(d) notifications  to persons holding such property,  and  acknowledgments,  receipts or confirmations  from persons holding such  property,  shall be deemed  notifications  to, or  acknowledgments,  receipts or  confirmations  from, securities  intermediaries,  bailees or agents of, or persons  holding  for,  (as  applicable)  the  Trustee for the purpose of perfecting such security  interest under  applicable  law. RFC shall, to the extent  consistent with this
Agreement,  take such  reasonable  actions as may be necessary to ensure that, if this Agreement were  determined to create a security  interest in the Mortgage Loans and the other property  described  above,  such security  interest would be  determined  to be a  perfected  security  interest  of first  priority  under  applicable  law and will be maintained as such  throughout the term of this  Agreement.  Without  limiting the generality of the foregoing,  RFC shall  prepare  and deliver to the Company  not less than 15 days prior to any filing  date,  and the Company  shall file,  or shall cause to be filed,  at the expense of RFC, all filings  necessary to maintain the  effectiveness  of any original  filings  necessary under the Uniform  Commercial Code as in effect in any  jurisdiction to perfect the
Company's  security  interest  in or lien on the  Mortgage  Loans,  including  without  limitation  (x) continuation statements,  and (y) such  other  statements as may be  occasioned by (1) any  change of name of RFC or the Company,
(2) any  change of location of the state of formation,  place of business or the chief  executive  office of RFC, or
(3) any transfer of any interest of RFC in any Mortgage Loan.

                  Notwithstanding  the  foregoing,  (i) the  Master  Servicer  shall  retain  all  servicing  rights
(including,  without limitation,  primary servicing and master servicing) relating to or arising out of the Mortgage
Loans, and all rights to receive  servicing fees,  servicing income and other payments made as compensation for such servicing  granted to it under the Pooling and Servicing  Agreement  pursuant to the terms and  conditions set forth therein  (collectively,  the "Servicing Rights") and (ii) the Servicing Rights are not included in the collateral in which RFC grants a security interest pursuant to the immediately preceding paragraph.

                  3.       Concurrently  with the execution and delivery  hereof,  the Company hereby assigns to RFC without  recourse all of its right,  title and interest in and to a de minimis  portion of the Class R-I, Class R-II and Class R-III Certificates as part of the consideration payable to RFC by the Company pursuant to this Agreement.

                  4.       RFC represents  and warrants to the Company that on the date of execution  hereof (or, if otherwise  specified  below,  as of the date so specified and provided that all  percentages  of the Mortgage  Loans described in this Section 4 are  approximate  percentages  by  outstanding  principal  balance  determined as of the
Cut-off Date after deducting payments due during the month of the Cut-off Date):

                  (a)      The  information  set forth in Exhibit One to the Series  Supplement with respect to each
Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material  respects,  at the date or dates respecting which such information is furnished;

                  (b)      Except  in the case of  approximately  3.9% of the  aggregate  principal  balance  of the
Mortgage Loans,  each Mortgage Loan with a Loan-to-Value  Ratio at origination in excess of 80% will be insured by a
Primary  Insurance Policy covering at least 35% of the principal  balance of the Mortgage Loan at origination if the
Loan-to-Value  Ratio is between  100.00% and 95.01%,  at least 30% of the principal  balance of the Mortgage Loan at origination  if the  Loan-to-Value  Ratio  is  between  95.00%  and  90.01%,  at  least  25% of the  balance  if the
Loan-to-Value  Ratio is between  90.00% and 85.01%  and at least 12% of the  balance if the  Loan-to-Value  Ratio is between 85.00% and 80.01%.  To the best of the Company's  knowledge,  each such Primary  Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

                  (c)      Each Primary  Insurance  Policy insures the named insured and its successors and assigns, and the issuer of the Primary  Insurance  Policy is an insurance  company whose  claims-paying  ability is currently acceptable to the Rating Agencies;

                  (d)      Immediately  prior to the assignment of the Mortgage  Loans to the Company,  RFC had good title to,  and was the sole  owner  of,  each  Mortgage  Loan free and clear of any  pledge,  lien,  encumbrance  or security  interest (other than rights to servicing and related  compensation  and, with respect to certain  Mortgage
Loans,  the monthly  payment due on the first Due Date following the Cut-off Date),  and no action has been taken or failed to be taken by RFC that would  materially  adversely  affect the  enforceability  of any Mortgage Loan or the interests therein of any holder of the Certificates;

                  (e)      No Mortgage  Loan was 30 or more days  delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so delinquent  more than once in the 12-month  period prior to the
Cut-off Date;

                  (f)      Subject to clause  (e) above as  respects  delinquencies,  there is no  default,  breach, violation or event of  acceleration  existing  under any Mortgage  Note or Mortgage and no event which,  with notice and  expiration  of any  grace  or  cure  period,  would  constitute  a  default,  breach,  violation  or  event  of acceleration,  and no such default,  breach,  violation or event of acceleration has been waived by the Seller or by any other entity involved in originating or servicing a Mortgage Loan;

                  (g)      There is no delinquent tax or assessment lien against any Mortgaged Property;

                  (h)      No Mortgagor has any right of offset,  defense or counterclaim as to the related Mortgage
Note or  Mortgage  except as may be provided  under the  Servicemembers  Civil  Relief  Act,  formerly  known as the
Soldiers' and Sailors' Civil Relief Act of 1940 as amended,  and except with respect to any buydown  agreement for a
Buydown Mortgage Loan;

                  (i)      There  are no  mechanics'  liens or claims  for work,  labor or  material  affecting  any
Mortgaged  Property  which are or may be a lien prior to, or equal with,  the lien of the related  Mortgage,  except such liens that are insured or indemnified against by a title insurance policy described under clause (aa) below;

                  (j)      Each  Mortgaged  Property  is  free  of  damage  and in  good  repair  and no  notice  of condemnation  has been given with respect  thereto and RFC knows of nothing  involving any  Mortgaged  Property that could reasonably be expected to materially adversely affect the value or marketability of any Mortgaged Property;

                  (k)      Each  Mortgage  Loan at the time it was  made  complied  in all  material  respects  with applicable local,  state, and federal laws,  including,  but not limited to, all applicable  anti-predatory  lending laws;

                  (l)      Each Mortgage contains  customary and enforceable  provisions which render the rights and remedies of the holder adequate to realize the benefits of the security  against the Mortgaged  Property,  including
(i) in the  case of a  Mortgage  that is a deed of  trust,  by  trustee's  sale,  (ii) by  summary  foreclosure,  if available under  applicable  law, and (iii)  otherwise by foreclosure,  and there is no homestead or other exemption available  to the  Mortgagor  that  would  interfere  with  such  right  to sell at a  trustee's  sale or  right  to foreclosure,  subject in each case to  applicable  federal and state laws and  judicial  precedents  with respect to bankruptcy and right of redemption;

                  (m)      With respect to each Mortgage  that is a deed of trust,  a trustee duly  qualified  under applicable  law to serve as such is  properly  named,  designated  and  serving,  and  except in  connection  with a trustee's  sale after  default by a  Mortgagor,  no fees or expenses are payable by the Seller or RFC to the trustee under any Mortgage that is a deed of trust;

                  (n)      The Mortgage Loans are payment-option,  hybrid adjustable-rate first lien mortgage loans, with a  negative  amortization  feature  having  terms  to  maturity  of not  more  than 30  years  from the date of origination or  modification  with monthly  payments due, with respect to a majority of the Mortgage  Loans,  on the first day of each month;

                  (o)      If any of the Mortgage  Loans are secured by a leasehold  interest,  with respect to each leasehold  interest:  the use of leasehold  estates for residential  properties is an accepted  practice in the area where the related Mortgaged Property is located;  residential  property in such area consisting of leasehold estates is readily  marketable;  the lease is recorded and no party is in any way in breach of any  provision of such lease;
the  leasehold  is in full  force and  effect  and is not  subject  to any prior  lien or  encumbrance  by which the leasehold  could be  terminated or subject to any charge or penalty;  and the  remaining  term of the lease does not terminate less than ten years after the maturity date of such Mortgage Loan;

                  (p)      Each  Assigned  Contract  relating  to each  Pledged  Asset Loan is a valid,  binding and legally  enforceable  obligation  of the parties  thereto,  enforceable  in accordance  with their terms,  except as limited by bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditor's rights;

                  (q)      The  Assignor  is the holder of all of the  right,  title and  interest  as owner of each
Pledged Asset Loan in and to each of the Assigned  Contracts  delivered and sold to the Company  hereunder,  and the assignment  hereof by RFC validly  transfers  such right,  title and  interest to the Company  free and clear of any pledge, lien, or security interest or other encumbrance of any Person;

                  (r)      The full amount of the Pledged  Amount with respect to such  Pledged  Asset Loan has been deposited with the custodian  under the Credit Support Pledge  Agreement and is on deposit in the custodial  account held thereunder as of the date hereof;

                  (s)      RFC is a member  of MERS,  in good  standing,  and  current  in  payment  of all fees and assessments  imposed  by MERS,  and has  complied  with all  rules and  procedures  of MERS in  connection  with its assignment  to the Trustee as assignee of the  Depositor  of the  Mortgage  relating to each  Mortgage  Loan that is registered with MERS,  including,  among other things, that RFC shall have confirmed the transfer to the Trustee, as assignee of the Depositor, of the Mortgage on the MERS(R)System;

                  (t)      No  instrument  of release or waiver has been  executed in  connection  with the Mortgage
Loans,  and no Mortgagor has been released,  in whole or in part from its  obligations in connection with a Mortgage
Loan;

                  (u)      With respect to each Mortgage  Loan,  either (i) the Mortgage Loan is assumable  pursuant to the terms of the Mortgage  Note, or (ii) the Mortgage Loan  contains a customary  provision for the  acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related  Mortgaged  Property is sold without the prior consent of the mortgagee thereunder;

                  (v)      The proceeds of the Mortgage Loan have been fully disbursed,  there is no requirement for future advances  thereunder and any and all  requirements  as to completion of any on-site or off-site  improvements and as to  disbursements  of any escrow funds  therefor  (including  any escrow funds held to make Monthly  Payments pending  completion  of such  improvements)  have been  complied  with.  All costs,  fees and  expenses  incurred in making, closing or recording the Mortgage Loans were paid;

                  (w)      The  appraisal  was  made by an  appraiser  who  meets  the  minimum  qualifications  for appraisers as specified in the Program Guide;

                  (x)      To the best of RFC's knowledge,  any escrow arrangements  established with respect to any
Mortgage Loan are in compliance  with all applicable  local,  state and federal laws and are in compliance  with the terms of the related Mortgage Note;

                  (y)      Each Mortgage Loan was  originated (1) by a savings and loan  association,  savings bank, commercial  bank,  credit union,  insurance  company or similar  institution  that is  supervised  and examined by a federal or state  authority,  (2) by a mortgagee  approved by the  Secretary of HUD pursuant to Sections 203 and 211 of the National Housing Act, as amended,  or (3) by a mortgage broker or correspondent  lender in a manner such that the  Certificates  would  qualify as "mortgage  related  securities"  within the meaning of Section  3(a)(41) of the
Securities Exchange Act of 1934, as amended;

                  (z)      All  improvements  which  were  considered  in  determining  the  Appraised  Value of the
Mortgaged  Properties  lie  wholly  within  the  boundaries  and the  building  restriction  lines of the  Mortgaged
Properties,  or the  policy  of title  insurance  affirmatively  insures  against  loss or  damage  by reason of any violation,  variation,  encroachment or adverse  circumstance  that either is disclosed or would have been disclosed by an accurate survey;

                  (aa)     Each Mortgage Note and Mortgage  constitutes a legal, valid and binding obligation of the borrower  enforceable  in  accordance  with its terms except as limited by  bankruptcy,  insolvency or other similar laws affecting generally the enforcement of creditor's rights;

                  (bb)     None of the Mortgage  Loans are subject to the Home  Ownership and Equity  Protection Act of 1994;

                  (cc)     None of the Mortgage Loans are loans that,  under applicable state or local law in effect at the time of origination  of such loan,  are referred to as a (1) "high cost" or "covered"  loans or (2) any other similar designation if the law imposes greater  restrictions or additional legal liability for residential  mortgage loans with high interest rates, points and/or fees;

                  (dd)     None of the  Mortgage  Loans  secured by a property  located in the State of Georgia were originated on or after October 1, 2002 and before March 7, 2003;

                  (ee) No  Mortgage  Loan is a High Cost Loan or  Covered  Loan,  as  applicable  (as such terms are defined in the then  current  Standard & Poor's  LEVELS(R)Glossary  which is now  Version  5.7  Revised,  Appendix E
(attached hereto as Exhibit A));

                  (ff)     The information set forth in the prepayment  charge schedule attached hereto as Exhibit B
(the "Prepayment  Charge  Schedule") is complete,  true and correct in all material respects as of the Cut off Date, and each  prepayment  charge set forth on the Prepayment  Charge Schedule  ("Prepayment  Charge") is enforceable and was originated in compliance with all applicable federal, state and local laws;

                  RFC shall provide  written notice to GMAC Mortgage,  LLC of the sale of each Pledged Asset Loan to the Company  hereunder  and by the Company to the Trustee  under the  Pooling  and  Servicing  Agreement,  and shall maintain the Schedule of  Additional  Owner  Mortgage  Loans (as defined in the Credit  Support  Pledge  Agreement), showing the Trustee as the Additional  Owner of each such Pledged Asset Loan, all in accordance  with Section 7.1 of the Credit Support Pledge Agreement.

         Upon  discovery  by RFC or upon  notice  from the  Company  or the  Trustee  of a breach  of the  foregoing representations  and  warranties  in respect of any  Mortgage  Loan  which  materially  and  adversely  affects  the interests of any holders of the  Certificates  or of the Company in such Mortgage  Loan or upon the  occurrence of a
Repurchase Event (hereinafter  defined),  notice of which breach or occurrence shall be given to the Company by RFC, if it  discovers  the same,  RFC shall,  within 90 days  after the  earlier  of its  discovery  or receipt of notice thereof,  either  cure such breach or  Repurchase  Event in all  material  respects  or,  either (i)  purchase  such
Mortgage Loan from the Trustee or the Company,  as the case may be, at a price equal to the Purchase  Price for such
Mortgage  Loan or (ii)  substitute  a Qualified  Substitute  Mortgage  Loan or Loans for such  Mortgage  Loan in the manner and subject to the  limitations  set forth in Section  2.04 of the Pooling and  Servicing  Agreement.  If the
breach of  representation  and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to this Section 4 was the  representation  and warranty set forth in clause (k) of this Section 4, then RFC shall pay to the Trust Fund,  concurrently with and in addition to the remedies provided in the preceding  sentence, an amount equal to any  liability,  penalty or expense  that was  actually  incurred and paid out of or on behalf of the Trust Fund, and that directly  resulted from such breach,  or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.

                  5.       With respect to each Mortgage Loan, a first lien repurchase  event  ("Repurchase  Event")
shall have occurred if it is discovered  that,  as of the date thereof,  the related  Mortgage was not a valid first lien on the related  Mortgaged  Property subject only to (i) the lien of real property taxes and assessments not yet due and payable,  (ii) covenants,  conditions,  and  restrictions,  rights of way,  easements  and other  matters of public record as of the date of recording of such Mortgage and such  permissible  title  exceptions as are listed in the Program  Guide and (iii) other matters to which like  properties  are commonly  subject which do not  materially adversely affect the value, use,  enjoyment or marketability of the Mortgaged  Property.  In addition,  with respect to any Mortgage Loan as to which the Company  delivers to the Trustee or the Custodian an affidavit  certifying that the original  Mortgage Note has been lost or destroyed,  if such  Mortgage Loan  subsequently  is in default and the enforcement  thereof or of the related  Mortgage is  materially  adversely  affected by the absence of the  original
Mortgage  Note, a Repurchase  Event shall be deemed to have  occurred  and RFC will be  obligated to  repurchase  or substitute for such Mortgage Loan in the manner set forth in Section 4 above.

                  6.       This  Agreement  shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

                  IN WITNESS WHEREOF, the parties have entered into this Assignment and Assumption Agreement on the date first written above.

                                                          RESIDENTIAL FUNDING COMPANY, LLC

                                                          By:
                                                              Name:  Marguerite Steffes
                                                              Title:   Associate

                                                          RESIDENTIAL ACCREDIT LOANS, INC.

                                                          By:
                                                              Name: Joseph Orning
                                                              Title:   Vice President

                                                     EXHIBIT A

                                 APPENDIX E OF THE STANDARD AND POOR'S GLOSSARY FOR
                                    FILE FORMAT FOR LEVELS(R)VERSION 5.7 REVISED

                                                                                REVISED October 20, 2006
APPENDIX  E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard & Poor's has categorized  loans governed by anti-predatory  lending laws in the Jurisdictions  listed below into three  categories  based upon a combination of factors that include (a) the risk exposure  associated  with the assignee  liability and (b) the tests and thresholds set forth in those laws. Note that certain loans  classified by the relevant  statute as Covered are  included in Standard & Poor's High Cost Loan  Category  because they  included thresholds and tests that are typical of what is generally considered High Cost by the industry.

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                                  STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION
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                                   ------------------------------------------------- --------------------------------
       STATE/JURISDICTION            NAME OF ANTI-PREDATORY LENDING LAW/EFFECTIVE       CATEGORY UNDER APPLICABLE
                                                         DATE                          ANTI-PREDATORY LENDING LAW
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Arkansas                           Arkansas Home Loan Protection Act, Ark. Code      High Cost Home Loan
                                   Ann.ss.ss.23-53-101 et seq.
                                   Effective July 16, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Cleveland Heights, OH              Ordinance No. 72-2003 (PSH), Mun. Codess.ss.       Covered Loan
                                   757.01 et seq.
                                   Effective June 2, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Colorado                           Consumer Equity Protection, Colo. Stat. Ann.ss.ss. Covered Loan
                                   5-3.5-101 et seq.
                                   Effective for covered loans offered or entered
                                   into on or after January 1, 2003. Other
                                   provisions of the Act took effect on June 7,
                                   2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Connecticut                        Connecticut Abusive Home Loan Lending Practices   High Cost Home Loan
                                   Act, Conn. Gen. Stat.ss.ss.36a-746 et seq.
                                   Effective October 1, 2001
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
District of Columbia               Home Loan Protection Act, D.C. Codess.ss.          Covered Loan
                                   26-1151.01 et seq.
                                   Effective for loans closed on or after January
                                   28, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Florida                            Fair Lending Act, Fla. Stat. Ann.ss.ss.494.0078     High Cost Home LoaN
                                   et seq.
                                   Effective October 2, 2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      High Cost Home Loan
2003)                              7-6A-1 et seq.
                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Georgia as amended (Mar. 7, 2003   Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      High Cost Home Loan
- current)                         7-6A-1 et seq.
                                   Effective for loans closed on or after March 7,
                                   2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
HOEPA Section 32                   Home Ownership and Equity Protection Act of       High Cost Loan
                                   1994, 15 U.S.C.ss.1639, 12 C.F.R.ss.ss.226.32 and
                                   226.34
                                   Effective October 1, 1995, amendments October
                                   1, 2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Illinois                           High Risk Home Loan Act, Ill. Comp. Stat. tit.    High Risk Home Loan
                                   815,ss.ss.137/5 et seq.
                                   Effective January 1, 2004 (prior to this date,
                                   regulations under Residential Mortgage License
                                   Act effective from May 14, 2001)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Indiana                            Indiana Home Loan Practices Act, Ind. Code Ann.   High Cost Home Loans
                                   ss.ss.24-9-1-1 et seq.
                                   Effective January 1, 2005; amended by 2005 HB
                                   1179, effective July 1, 2005.
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Kansas                             Consumer Credit Code, Kan. Stat. Ann.ss.ss.        High Loan to Value Consumer
                                   16a-1-101 et seq.                                 Loan (id.ss.16a-3-207) and;
                                   Sections 16a-1-301 and 16a-3-207 became
                                   effective April 14, 1999; Section 16a-3-308a
                                   became effective July 1, 1999
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
                                                                                     High APR Consumer Loan (id.ss.
                                                                                     16a-3-308a)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Kentucky                           2003 KY H.B. 287 - High Cost Home Loan Act, Ky.   High Cost Home Loan
                                   Rev. Stat.ss.ss.360.100 et seq.
                                   Effective June 24, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Maine                              Truth in Lending, Me. Rev. Stat. tit. 9-A,ss.ss.   High Rate High Fee Mortgage
                                   8-101 et seq.
                                   Effective September 29, 1995 and as amended
                                   from time to time
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Massachusetts                      Part 40 and Part 32, 209 C.M.R.ss.ss.32.00 et       High Cost Home Loan
                                   seq. and 209 C.M.R.ss.ss.40.01 et seq.
                                   Effective March 22, 2001 and amended from time
                                   to time
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Nevada                             Assembly Bill No. 284, Nev. Rev. Stat.ss.ss.       Home Loan
                                   598D.010 et seq.
                                   Effective October 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
New Jersey                         New Jersey Home Ownership Security Act of 2002,   High Cost Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.
                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev. Stat.ss.ss.    High Cost Home Loan
                                   58-21A-1 et seq.
                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
New York                           N.Y. Banking Law Article 6-l                      High Cost Home Loan
                                   Effective for applications made on or after
                                   April 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
North Carolina                     Restrictions and Limitations on High Cost Home    High Cost Home Loan
                                   Loans, N.C. Gen. Stat.ss.ss.24-1.1E et seq.
                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Ohio                               H.B. 386 (codified in various sections of the     Covered Loan
                                   Ohio Code), Ohio Rev. Code Ann.ss.ss.1349.25 et
                                   seq.
                                   Effective May 24, 2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Oklahoma                           Consumer Credit Code (codified in various         Subsection 10 Mortgage
                                   sections of Title 14A)
                                   Effective July 1, 2000; amended effective
                                   January 1, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Rhode Island                       Rhode Island Home Loan Protection Act, R.I.       High Cost Home Loan
                                   Gen. Lawsss.ss.34-25.2-1 et seq.  Effective
                                   December 31, 2006.
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
South Carolina                     South Carolina High Cost and Consumer Home        High Cost Home Loan
                                   Loans Act, S.C. Code Ann.ss.ss.37-23-10 et seq.
                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Tennessee                          Tennessee Home Loan Protection Act, Tenn. Code    High Cost Home Loan
                                   Ann.ss.ss.45-20-101 et seq.  Effective January 1,
                                   2007.
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
West Virginia                      West Virginia Residential Mortgage Lender,        West Virginia Mortgage Loan
                                   Broker and Servicer Act, W. Va. Code Ann.ss.ss.    Act Loan
                                   31-17-1 et seq.
                                   Effective June 5, 2002
---------------------------------- ------------------------------------------------- --------------------------------

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                                   STANDARD & POOR'S COVERED LOAN CATEGORIZATION

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---------------------------------- ------------------------------------------------- --------------------------------
       STATE/JURISDICTION            NAME OF ANTI-PREDATORY LENDING LAW/EFFECTIVE       CATEGORY UNDER APPLICABLE
                                                         DATE                          ANTI-PREDATORY LENDING LAW
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      Covered Loan
2003)                              7-6A-1 et seq.
                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
New Jersey                         New Jersey Home Ownership Security Act of 2002,   Covered Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.
                                   Effective November 27, 2003 - July 5, 2004
---------------------------------- ------------------------------------------------- --------------------------------

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                                     STANDARD & POOR'S HOME LOAN CATEGORIZATION
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---------------------------------- ------------------------------------------------- --------------------------------
       STATE/JURISDICTION            NAME OF ANTI-PREDATORY LENDING LAW/EFFECTIVE       CATEGORY UNDER APPLICABLE
                                                         DATE                          ANTI-PREDATORY LENDING LAW
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      Home Loan
2003)                              7-6A-1 et seq.
                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
New Jersey                         New Jersey Home Ownership Security Act of 2002,   Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.
                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev. Stat.ss.ss.    Home Loan
                                   58-21A-1 et seq.
                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
North Carolina                     Restrictions and Limitations on High Cost Home    Consumer Home Loan
                                   Loans, N.C. Gen. Stat.ss.ss.24-1.1E et seq.
                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
South Carolina                     South Carolina High Cost and Consumer Home        Consumer Home Loan
                                   Loans Act, S.C. Code Ann.ss.ss.37-23-10 et seq.
                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------

                                                     EXHIBIT B

                                             PREPAYMENT CHARGE SCHEDULE

                                                 [ON FILE WITH RFC]